                                                                    Exhibit 24.1

                                POWER OF ATTORNEY



The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in-fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual
   Report on Form 10-KSB or other appropriate form and any amendments thereto relating to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Annual Report or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of March, 1998.


                                                /s/ KENNETH P. FURLONG
                                                --------------------------------
                                                Kenneth P. Furlong



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


                                POWER OF ATTORNEY



The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in-fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual
   Report on Form 10-KSB or other appropriate form and any amendments thereto relating to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Annual Report or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of March, 1998.


                                                /s/ MICHAEL W. GARDNER
                                                --------------------------------
                                                Michael W. Gardner

                                POWER OF ATTORNEY



The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in-fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual
   Report on Form 10-KSB or other appropriate form and any amendments thereto relating to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Annual Report or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of March, 1998.


                                                     /s/ BOB BINSKY
                                                     ---------------------------
                                                     Bob Binsky

                                POWER OF ATTORNEY



The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in-fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual
   Report on Form 10-KSB or other appropriate form and any amendments thereto relating to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Annual Report or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of March, 1998.


                                                  /s/ ALIDA L. BREEN
                                                  ------------------------------
                                                  Alida Breen

                                POWER OF ATTORNEY



The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in-fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual
   Report on Form 10-KSB or other appropriate form and any amendments thereto relating to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Annual Report or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of March, 1998.


                                                     /s/ DAVID H. MONTGOMERY
                                                     ---------------------------
                                                     David H. Montgomery

                                POWER OF ATTORNEY



The undersigned who is a director or officer of PH Group Inc., an Ohio corporation (the "Company");

Does hereby constitute and appoint Charles T. Sherman to be his agent and attorney-in-fact;

With the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual
   Report on Form 10-KSB or other appropriate form and any amendments thereto relating to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Annual Report or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for which, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of March, 1998.


                                               /s/ TERRY L. SANBORN
                                               ---------------------------------
                                               Terry Sanborn

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